Exhibit 10.1
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TERMINATION AND AMENDMENT AGREEMENT

This Termination and Amendment Agreement (this “Agreement”) is made as of January 8, 2014 (the “Agreement Date”), to be effective as of January 31, 2014 (the “Termination Effective Date”), by and between Zogenix, Inc., a Delaware corporation (“Zogenix”), and Mallinckrodt LLC, a Delaware limited liability company (“Mallinckrodt”). Each of Zogenix and Mallinckrodt is referred to herein, individually, as a “Party” and, collectively, as the “Parties.” Defined terms used in this Agreement, without definition set forth herein, shall have the meanings given them in the Co-Promotion Agreement (as defined below).

Whereas, the Parties entered into a Co-Promotion Agreement (the “Co-Promotion Agreement) dated June 6, 2012 covering co-promotion of the Product in the Territory; and

Whereas, the Parties desire to terminate the Co-Promotion Agreement with Mallinckrodt ceasing all Promotion as of the Termination Effective Date and, to facilitate such termination, wish to amend the Co-Promotion Agreement in certain respects.

Now Therefore, the Parties hereby agree as follows:

1.	Termination. The Co-Promotion Agreement will terminate (and the Initial Term/Term will terminate) as of the Termination Effective Date.

2.	Effect of Termination.

a.
No termination fee, penalty or liquidated damages shall be owed to either Party by the other Party and the only payment Mallinckrodt shall be entitled to receive, other than any payments expressly required by other provisions hereof, shall be the Tail Payment.

b.
As of the Termination Effective Date, Mallinckrodt shall (A) immediately cease all Promotion (including distribution of Samples) in the Territory and (B) unless otherwise specified herein, destroy, at its own cost and expense, all Promotional Materials in Mallinckrodt's possession or control (including without limitation all Promotional Materials in its Sales Representatives' possession).

c.
Within [***] of the Termination Effective Date, Zogenix shall purchase from Mallinckrodt, Samples as set forth on Exhibit A attached hereto at the price set forth therein. Mallinckrodt represents and warrants that the Samples to be repurchased by Zogenix have (A) not been adulterated while in Mallinckrodt's possession or control (including while in the possession of Mallinckrodt's Sales Representatives), (B) have been properly maintained and stored at all times while in Mallinckrodt's warehouse in

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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TERMINATION AGREEMENT

accordance with applicable laws and the Product specifications (e.g. such Samples have never been frozen or stored in freezing temperatures) and (C) have been packaged and delivered in accordance with Exhibit A (such Samples which meet the foregoing representation and warranty, "Conforming Samples"). Mallinckrodt agrees to destroy at its own cost and expense any Samples that are not Conforming Samples.

d.
Within [***] of the Termination Effective Date, Mallinckrodt shall ship undistributed toolboxes in the Mallinckrodt warehouse as of the Termination Effective Date (there are approximately [***] units as of the Agreement Date) to Zogenix’s warehouse at [***] expense for shipment and in exchange for payment to Mallinckrodt by Zogenix of an amount equal to the product of (i) $[***] and (ii) the number of such toolboxes in Mallinckrodt’s warehouse on the Termination Effective Date (such number not to exceed [***]), such payment to be made within [***] of the Termination Effective Date. Further, within [***] of the Termination Effective Date, Mallinckrodt Sales Representatives shall transfer all toolboxes in their possession as of the Termination Effective Date to Zogenix Sales Representatives, [***].

e.	In no event shall the aggregate amount payable by Zogenix to Mallinckrodt under Clause 2(c) and 2(d) herein above exceed $[***].

f.	The JSC and the JPT shall be disbanded as of the Termination Effective Date.

3.	Tail Payment. Section 7.2 of the Co-Promotion Agreement shall be amended and restated in its entirety as follows:

“Zogenix shall pay Mallinckrodt an amount equal to [***] of the Mallinckrodt Net Sales during the period beginning on February 1, 2014 continuing through January 31, 2015 (the “Tail Period”, such payment, a “Tail Payment”). The Tail Payment will be paid to Mallinckrodt within [***] after the end of the Tail Period, and will not be subject to [***], unless the Parties agree otherwise.”

For purposes of calculating the payment due to Mallinckrodt under Section 7.2, as amended above, the calculation shall be made using the Mallinckrodt Call List attached as Exhibit B and the Net Selling Price for such calculation shall be the Net Selling Price used to calculate the final Service Fee payment due under Section 4 hereof.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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TERMINATION AGREEMENT

4.	Service Fee Calculation and Payment for Final Agreement Quarter.

a.
The Service Fee payable to Mallinckrodt for the period from [***] through [***] (the “[***]”), will be determined in accordance with the first sentence of Section 7.1(a) of the Co-Promotion Agreement, treating the [***], as defined herein, as an “[***]” as defined in Section 1.8 of the Co-Promotion Agreement. Any such Service Fee payment will, thus, be subject to [***] in accordance with Section 7.1(d) of the Co-Promotion Agreement.

b.	The following shall apply with respect to the [***] and Sections 7.1(b) and (c) of the Co-Promotion Agreement shall not apply to such period:

i.
no later than [***], Zogenix shall provide Mallinckrodt with a statement in the previously agreed upon format setting forth, on a monthly basis: (i) the Mallinckrodt Call List Dispensed Units, Territory Invoiced Units, and Net Sales for the [***] and (ii) Zogenix's good faith calculation of the Net Selling Price, the Mallinckrodt Net Sales and the Service Fee for the [***], subject to later [***] pursuant to Section 7.1(d) of the Co-Promotion Agreement, and

ii.	the Service Fee for the [***] will be paid to Mallinckrodt no later than [***] and will not be subject to [***] unless the Parties agree otherwise.

c.	The provisions of this Section 4 shall not affect any calculations or payments required under Section 7.1 of the Co-Promotion Agreement with respect to the [***].

5.
Additional Effects of Termination. For the avoidance of doubt, the provisions of Section 8.4(d), (e) and (f) of the Co-Promotion Agreement will remain effective, but, for clarity, the provisions of Section 8.4(b) and (c) shall not be effective with respect to the termination provided for herein and are hereby superseded by Paragraph 2 of this Agreement.

6.	Press Release(s). The Parties have agreed upon the form and content of press releases to be issued by each Party promptly following the execution of this Agreement.

7.
Transition Plan. The Parties have agreed upon a plan for transitioning the Promotion of the Product in the Territory from Mallinckrodt to Zogenix during the period from the Agreement Date to the Termination Effective Date.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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TERMINATION AGREEMENT

1.
Miscellaneous. The provisions of the Co-Promotion Agreement will survive its termination to the extent necessary to carry out the obligations of the Parties hereunder, notwithstanding any language to the contrary that may be set forth in the Co-Promotion Agreement. This Agreement may be executed in any number of counterparts, each of which will be deemed an original as against the Party whose signature appears thereon, but all of which taken together will constitute but one and the same instrument. This Agreement will be construed under and in accordance with, and governed in all respects by, the laws of the State of New York, without regard to its conflicts of laws principles.

[Remainder of Page Intentionally Left Blank]

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TERMINATION AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate as of the Agreement Date.

ZOGENIX, INC.

/s/ R. Scott Shively
By: R. Scott Shively
Its: EVP and COO

MALLINCKRODT LLC

/s/ Hugh O’Neill
By: Hugh O’Neill
Its: Senior Vice President and President,
Specialty Pharmaceuticals

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TERMINATION AGREEMENT

Exhibit A

•
Zogenix shall purchase from Mallinckrodt up to [***] undistributed Conforming Samples remaining in the Mallinckrodt warehouse as of the Termination Effective Date which have expiration dates of May 2015 or later ("Undistributed Conforming Samples") at $[***] per Sample.

•
Zogenix shall also purchase up to an additional [***] Conforming Samples which have been returned to Mallinckrodt by its Sales Representatives on or prior to the Termination Effective Date and which have expiration dates of February 2015 or later ("Distributed Conforming Samples") at $[***] per Sample. In preparation of the foregoing, Mallinckrodt shall aggregate all Conforming Samples from its Sales Representatives Samples in Mallinckrodt's warehouse using weather shipping strips provided by Zogenix and shipped (at Mallinckrodt's expense) via FedEx overnight.

•
Within [***] of the Termination Effective Date, Mallinckrodt shall deliver the Conforming Samples and Distributed Conforming Samples to Zogenix warehouse (at [***] expense and in accordance with Zogenix’s delivery instructions).

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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